SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                Date of Report (date of earliest event reported)
                                  MAY 21, 1998


                     Structured Products Corp. on behalf of
                TIERS CORPORATE BOND-BACKED CERTIFICATES TRUST C
            1998-6 (Exact name of registrant as specified in charter)


      DELAWARE                 33-55860                 13-3692801
   (State or other         (Commission File       (IRS Employer  Identification
   jurisdiction of         Number)                        Number)
   incorporation)


   Room 33-130, 33rd Floor
   Seven World Trade Center
   NEW YORK, NEW YORK 10048                          10019
(Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code  (212) 783-6645


                         NOT APPLICABLE
(Former name or former address, if changed since last report.)
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Item 5.  Other Events


     This Current Report on Form 8-K is being filed to file the tax opinion of Stroock & Stroock & Lavan LLP, which has been rendered in connection with the issuance of the TIERS Corporate Bond- Backed Cetificates, Series C 1998-6.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
          INFORMATION AND EXHIBITS.

     (c)  Exhibits

EXHIBIT NO.

         8.1 Opinion of Stroock & Stroock & Lavan LLP re tax matters

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                     Structured Products Corp. on behalf of
             TIERS CORPORATE BOND-BACKED CERTIFICATES TRUST C 1998-6
                                  (Registrant)


Date:  May 22, 1998                       By:   /S/ MATTHEW MAYERS
                                                ------------------
                                                Name:
                                                Title:

EXHIBIT INDEX


EXHIBIT NUMBER                      DESCRIPTION

         8.1 Opinion of Stroock & Stroock & Lavan LLP re tax matters